PROSPECTUS
________________________________________________________________________

SINCERE ADVISOR SMALL CAP FUND

A Series of Advisors Series Trust

________________________________________________________________________

June 30, 2006

As revised August 14, 2006

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SINCERE ADVISOR SMALL CAP FUND

A Series of Advisors Series Trust (the “Trust”)

Sincere Advisor Small Cap Fund (the “Fund”) is a mutual fund that seeks long-term capital appreciation.

Sincere Investment Management, LLC (the “Investment Manager”) is the investment manager to the Fund.

James Investment Research, Inc. (the “Sub-Advisor”) is the sub-advisor to the Fund.

Table of Contents

An Overview of the Fund	2
Performance	3
Fees and Expenses	3
Investment Objective and Principal Investment Strategies	4
Principal Risks of Investing in the Fund	5
Management of the Fund	7
Your Account with the Fund	10
Dividends and Distributions	20
Tax Consequences	21
Financial Highlights	21
Privacy Notice	22

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is June 30, 2006, as revised August 14, 2006.

AN OVERVIEW OF THE FUND

What is the Fund’s Investment Objective?	The investment objective of the Fund is to seek long-term capital appreciation.
What are the Fund’s Principal Investment Strategies?
The Investment Manager has selected a Sub-Advisor for the Fund. The Fund invests primarily in common stocks of small capitalization companies, defined by Sub-Advisor as those companies with market capitalizations of $1.5 billion or less at the time of purchase. Sub-Advisor will normally sell a security when the market capitalization exceeds $2 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in common stocks of small capitalization companies.

What are the Principal Risks of Investing in the Fund?
There is the risk that you could lose money by investing in the Fund. The value of your investment in the Fund will fluctuate as the stocks in the Fund’s portfolio change in price. The prices of the stocks Sub-Advisor selects may decrease in value. Also, the small cap market may decline suddenly, and for extended periods of time, adversely affecting the prices of the stocks held by the Fund.

There is a risk that the Fund will be liquidated if the Fund does not attract enough assets to support its continued existence. Liquidation does not require prior approval of the Fund’s shareholders and will trigger a taxable event equivalent to redemption of Fund shares.

By itself, the Fund is not a complete, balanced investment plan and the Fund cannot guarantee that it will achieve its investment objective.

Who May Want to Invest in the Fund?	The Fund may be appropriate for investors who:

— Have a long-term investment horizon;

— Want to add an investment with potential for capital appreciation to diversify their investment portfolio;

— Can accept the greater risks of investing in a portfolio with small capitalization companies; and

— Are not primarily concerned with principal stability.

What is the Role of Sincere Investment Management, LLC?
The Investment Manager is a registered investment adviser and the sponsor of the Fund. The Investment Manager selects and oversees Sub-Advisor who has the responsibility for managing the Fund’s assets.

PERFORMANCE

The Fund commenced operations on June 30, 2006. Performance information for the Fund has not been presented because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees[1] (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed)[1]	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees[2]	0.75%
Distribution (12b-1) Fee[3]	0.10%
Other expenses [4]	1.07%
Total annual fund operating expenses	1.92%
Less: Expense waiver/reimbursement[5]	(0.82%)
Net annual fund operating expenses	1.10%

[1]
The redemption fee applies only to those shares that have been held less than 90 days. The redemption fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the cost of short-term trading. The Fund’s transfer agent charges a $15 fee for wire redemptions.

[2]	The Investment Manager will pay Sub-Advisor 0.50% out of its 0.75% management fee for managing the Fund’s assets.
[3]
The 12b-1 plan approved for the Fund by the Trust’s Board of Trustees (the “Board”) permits a distribution fee of up to 0.25% of the Fund’s average daily net assets (“Assets”); however, the Board has authorized a distribution fee of only 0.10% of Fund Assets.

[4]	These expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on estimated amounts for the Fund’s current fiscal year.
[5]
The Investment Manager has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.10% of average daily net assets of the Fund. The duration of this contract is indefinite and may be terminated only by the Board. In turn, the Investment Manager is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid and is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Please note that the figures below are based on the Fund’s net expenses resulting from the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$112	$350

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment objective is to seek long-term capital appreciation.

Principal Strategy

The Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in the equity securities of companies with small market capitalizations (a “small-cap company”). This is not a fundamental policy and may be changed by the Board, without a vote of shareholders, upon sixty (60) days’ prior notice. The Investment Manager has contracted with Sub-Advisor to manage the Fund’s assets. Sub-Advisor invests in accordance with its own methodology for selecting stocks of small-cap companies. Sub-Advisor currently defines small-cap companies as those companies with market capitalizations of $1.5 billion or less at the time of purchase. Sub-Advisor will normally sell a security when the market capitalization exceeds $2 billion. The Fund invests primarily in equity securities and generally holds such securities for long-term capital gains. Equity securities may include, but are not limited to, common stocks, convertible securities and American Depositary Receipts (“ADRs”). In addition, the Fund may invest up to 10% of its assets in foreign issuers through the use of depositary receipts such as ADRs.

At the discretion of Sub-Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Fund’s Portfolio Selection Process

Sub-Advisor does much of its own research using quantitative databases and statistical expertise. It uses a number of elements to help predict future stock and bond price movements. Sub-Advisor uses a proprietary investment model to help select stocks for the Fund that it believes are undervalued and more likely to appreciate. Sub-Advisor focuses on value, neglect or stocks which are underrepresented by institutional investors, as well as on management commitment. Sub-Advisor also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations. Sub-Advisor’s model evaluates over 8,500 companies of all capitalization ranges. Sub-Advisor refines the model by using a small cap screen and evaluates thousands of small capitalization companies.

There is no assurance that the Fund will achieve its investment objective. As prices of common stocks and other securities fluctuate, the value of an investment in the Fund will change.

Portfolio Turnover

The Fund’s annual portfolio turnover rate indicates changes in portfolio investments. Sub-Advisor will sell a security when appropriate and consistent with the Fund’s investment objectives and policies regardless of the effect on the Fund’s portfolio turnover rate.

Please note that buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized capital gains. Frequent buying and selling securities could result in the distribution of short-term capital gains which are taxed at ordinary income rates.

The Fund cannot accurately predict future annual portfolio turnover rates. Securities may be replaced as they mature; however, the Fund expects that the actual portfolio turnover will not exceed 100%. It may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Temporary or Cash Investments

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. The Fund may, however, temporarily depart from their principal investment strategies by making short-term investments in cash, cash equivalents and/or money market instruments in response to adverse market, economic or political conditions. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. This may result in the Fund not achieving its investment objective.

During the Fund’s initial months of operation it may hold substantial amounts of cash or cash equivalents. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks that may adversely affect the Fund’s net asset value (“NAV”) or total return have previously been summarized under “An Overview of the Fund.” These risks are discussed in more detail below.

The Fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the Fund. The Fund will be subject to the risks associated with investing in small capitalization companies. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Some stocks of companies with small market capitalizations may not be easily sold by the Fund. Accordingly, the Fund will not invest more than 15% of its net assets in “illiquid securities” (securities that cannot be sold within seven days at the approximate price used by the Fund in determining NAV per share).

Market Risk
The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Equity Risk
The risks that could affect the value of a Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Small Companies Risk
Investing in securities of small companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

Management Risk
The skill of Sub-Advisor will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of Sub-Advisor to correctly identify economic trends. In addition, the Fund’s ability to achieve its investment objective depends on Sub-Advisor’s ability to select stocks, particularly in volatile stock markets. Sub-Advisor could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Conflicts of Interest Risk
Sub-Advisor currently advises another registered investment company and other clients with investment objectives similar to those of the Fund. There may be instances in which the Fund would not be able to invest in certain limited investment opportunities due to the investment by other clients advised by Sub-Advisor.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information dated June 30, 2006 (the “SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. A complete list of the Fund’s portfolio holdings as of each calendar quarter-end will be available on the Fund’s website at www.sincereadvisorfunds.com after the calendar quarter-end with a lag of no fewer than sixty days.

MANAGEMENT OF THE FUND

Investment Manager

Sincere Investment Management, LLC is the Fund’s investment manager and provides investment management services to the Fund pursuant to an investment management agreement between the Investment Manager and the Trust (the “Investment Management Agreement”). The Investment Manager’s address is P.O. Box 5920, Holliston, Massachusetts 01746.

Subject to the authority of the Board, the Investment Manager is responsible for the overall management of the Fund’s business affairs and selects and manages Sub-Advisor who is responsible for the investment operations of the Fund and the composition of the portfolio of the Fund. Sub-Advisor invests the assets of the Fund, according to the Fund’s investment objective, policies and restrictions.

The Investment Manager is also responsible for the marketing and distribution of the Fund, as well as, shareholder relationship management. Sub-Advisor provides the Fund with advice on buying and selling securities. The Investment Manager furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund.

Investment Sub-Advisor

The Investment Manager is responsible for selecting and overseeing the sub-advisor to the Fund. The sub-advisor will be engaged to manage the investments of the Fund in accordance with the Fund’s investment objective, policies and restrictions and any investment guidelines established by the Investment Manager and the Board. The sub-advisor will be responsible, subject to the supervision and control of the Investment Manager and the Board, for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records.

The Investment Manager has retained James Investment Research, Inc., 1349 Fairgrounds Road, Xenia, Ohio 45385, to have full discretionary investment authority for the Fund’s assets pursuant to a sub-advisory agreement between the Investment Manager and Sub-Advisor (the “Sub-Advisory Agreement”). Sub-Advisor was established in 1972 and provides advice to institutional clients including other mutual funds, as well as individual clients.

The Investment Manager, not the Fund, will pay Sub-Advisor an annual fee out of its 0.75% management fee pursuant to the Sub-Advisory Agreement.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Sub-Advisory Agreement is available in the SAI and will be available in the Semi-Annual Report for the Fund dated October 31, 2006.

Portfolio Managers

The Fund is managed by an investment committee of Sub-Advisor, which consists of seven members. The investment committee makes the investment decisions for the Fund, and is primarily responsible for the day-to-day management of the Fund’s portfolio. The seven members of the investment committee are listed below.

Dr. Frank James, Ph.D. is the Founder and Chairman of Sub-Advisor and team leader of the investment committee. Dr. James earned his Ph.D. from Rensselaer Polytechnic Institute in 1967. Dr. James was formerly in charge of the graduate management program and a professor of Management and Statistics at the Air Force Institute of Technology. His current responsibilities include overseeing the company's investment management and research.

Barry R. James, CFA, CIC is President of Sub-Advisor and a portfolio manager. He is a principal officer of the James Advantage Funds. He received his undergraduate degree from The United States Air Force Academy and his Master’s Degree from Boston University. He joined Sub-Advisor in its beginning years before a tour of duty as an officer with the United States Air Force. He returned to Sub-Advisor in 1986. Mr. James currently oversees the management of Sub-Advisor.

Ann M. Shaw, CFP joined Sub-Advisor in 1978 and is the Chief Operating Officer and a portfolio manager. She is involved in security analysis and client service. Ms. Shaw received her Bachelor’s Degree from Capital University.

Thomas L. Mangan, CMFC joined Sub-Advisor in 1994 and is the Vice President and a portfolio manager. Mr. Mangan is also a principal officer of the James Advantage Funds. He is a graduate of The Ohio State University and earned his MBA from The University of Notre Dame in 1974. Mr. Mangan has over 30 years experience in trading and portfolio management including positions in New York, London and Chicago. He is a CMFC and has been an adjunct professor in the Finance Department at Wright State University since 2000.

David W. James joined Sub-Advisor in 1981 and is Vice President of Research and a portfolio manager. Mr. James’ responsibilities include research projects and statistical analysis. Mr. James helped develop Sub-Advisor’s computer model for screening stocks.

R. Brian Culpepper, CMFC joined Sub-Advisor in 1995, and is a portfolio manager. Mr. Culpepper is involved in equity research. He is a graduate of Wright State University in Dayton, Ohio where he earned a double Bachelor of Science degree in Management Information Systems and Management in 1995 and an MBA in 2005 and is a CMFC.

Brian Shepardson, CFA, CIC, CMFC joined Sub-Advisor in 1999. He is a portfolio manager and is involved in equity and fixed income research. Mr. Shepardson obtained his Bachelor of Business Administration from the University of Cincinnati in 1996 and holds a CFA charter and is a CMFC.

Portfolio managers rotate through various positions to ensure depth of skills and familiarity of the product. Portfolio managers are limited by the objectives and restrictions of the Fund, and by the strategies adopted by the investment committee of Sub-Advisor.

The SAI provides additional information about the investment team members’ compensation, other accounts managed by the members and each member’s ownership of securities in the Fund.

Prior Performance of Similar Fund

Provided below is historical performance information of the James Small Cap Fund (the “James Fund”), a registered investment company which has similar investment objectives, policies, strategies, and risks as the Fund. The James Fund is managed by the same team of portfolio managers of Sub-Advisor that manages the Fund. As investment advisor for the James Fund, the investment team has full discretionary authority over the selection of investments for, and are primarily responsible for the day-to-day management of that fund. As of December 31, 2005, the James Fund had approximately $81 million in net assets.

Although the Fund and the James Fund have similar objectives, policies and strategies, the information below is provided to illustrate the past performance of the James Fund and does not represent the performance of the Fund. Performance of the James Fund is historical and does not represent the future performance of the Fund.

Average Annual Total Returns
as of December 31, 2005

	One Year	Five Year	Since Inception (10/2/98)
James Small Cap Fund
Return Before Taxes	7.51%	16.48%	12.07%
Return After Taxes on Distributions[1]	7.26%	16.19%	11.88%
Return After Taxes on Distributions and on Sale of Fund Shares[1]	5.23%	14.50%	10.68%
Russell 2000 Index[2]	4.63%	8.28%	10.83%
_______________
1      After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2      The Russell 2000 Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization. It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.

Fund Expenses

The Fund is responsible for its own operating expenses. The Investment Manager has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the net annual fund operating expenses (excluding interest and tax expenses) do not exceed 1.10% of the Fund’s average daily net assets. Any reduction in management fees or payment of expenses made by the Investment Manager may be reimbursed by the Fund in subsequent fiscal years if the Investment Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Investment Manager is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years from the date the expenses were waived. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Investment Manager is entitled to any reimbursement of fees and/or expenses.

Distribution (12b-1) Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “Plan”) that allows the Fund to pay distribution fees for the sale and distribution of Fund shares. The Plan provides for the payment of a distribution fee at the annual rate of up to 0.25% of the Fund’s average daily net assets (“Assets”); however, the Board has authorized a distribution fee of only 0.10% of Fund Assets. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan is used to help promote the Fund to gather assets, which in turn could lower the Fund’s overall expenses.

YOUR ACCOUNT WITH THE FUND

Eligible Investors

The Fund is available to financial institutions and intermediaries such as Registered Investment Advisors, Financial Planners, Third Party Administrators, and other fiduciaries investing on behalf of their clients (“Eligible Investors”). Eligible Investors also include employees of the Investment Manager, Sub-Advisor and service providers and current or retired members of the Fund’s Board, and friends and family members of such persons.

Share Price

Shares of the Fund are sold at NAV per share, which is determined by the Fund as of the close of regular trading (generally, 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays.

Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.

The Fund’s investments are valued according to market value. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.

Buying Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account*	To Add to Your Account
Regular Accounts	$1,000,000	No Minimum
Retirement Accounts	$1,000,000	No Minimum

*
Certain associated accounts may be combined at the Fund’s discretion for purposes of meeting the initial minimum investment. The account minimums do not apply to the sub-account level for accounts associated with fee-based registered investment advisors, plan participants of 401k programs, or platforms that are model- or asset-based because of the economies of scale these parties introduce. The Fund considers the entire relationship for the purposes of meeting the investment minimum criteria. The following investors may purchase shares of the Fund without meeting the initial investment minimum: current or retired board members and employees of the Investment Manager or Sub-Advisor. The Fund, at its discretion, may waive the minimum initial investment requirements for other categories of investors.

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through one or more brokers authorized by the Fund to receive purchase orders.

Letter of Intent - Initial Minimum Investment

By signing a letter of intent (LOI) and acceptance by the Fund, the Fund will waive its initial minimum investment if within 90 days of the initial investment the account or aggregate accounts (if applicable) meet the minimum investment. Failure to satisfy the minimum initial investment amount within the 90-day period may result in the redemption of the shares in the account(s). Redemption proceeds will include any market appreciation or depreciation of initial investment.

Additional Investments

Additional purchases in the Fund may be made for any amount. You may purchase additional shares of the Fund by sending a check to the Fund at the addresses listed below. Please ensure that you include your account number on the check. Please include your name, address and account number on a separate sheet. You may also make additional purchases by wire or through a broker. Please follow the procedures described in this Prospectus.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting management strategies and by increasing expenses. Accordingly, the Fund may reject your purchase order if in the Investment Manager’s opinion, you have a pattern of short-term or excessive trading, your trading has been or may be disruptive to the Fund, or rejection otherwise would be in the Fund’s best interest.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Trust, on behalf of the Fund, will enter into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that Fund can enforce its market timing policies.

Other Purchase Information

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-877-2 SINCERE (1-877-274-6237) if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received, which could result in a loss in your investment.

Timing and Nature of Requests

Your share price will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application, and (4) a check payable to the “Sincere Advisor Small Cap Fund.” All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern time) will receive the next business day’s NAV.

Methods of Buying

Through a Financial Intermediary
The Fund is offered through approved financial supermarkets, investment advisors and consultants, financial planners, and other investment professionals and their agents (each referred to as a “Financial Intermediary”). The Fund is also offered directly through the distributor. An order placed with a Financial Intermediary is treated as if it was placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your Financial Intermediary may hold your shares in a pooled account in the Financial Intermediary’s name. The Fund may pay the Financial Intermediary to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Financial Intermediary who offers shares may require payment of fees from their individual clients. If you invest through a Financial Intermediary, the policies and fees may be different than those described in this Prospectus. For example, the Financial Intermediary may charge transaction fees or set different minimum investments. The Financial Intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus, Annual Report and Semi-Annual Report. An order placed with a Financial Intermediary is treated as if it was placed directly with the Fund, and will be executed at the next share price calculated by the Fund after receipt by a Financial Intermediary.

Please contact your Financial Intermediary to see if they are an approved Financial Intermediary.

By mail
The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application form and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Regular Mail Sincere Advisor Small Cap Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Sincere Advisor Small Cap Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-2 SINCERE (1-877-274-6237) and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. Eastern time, shares will be purchased in your account at the NAV determined on that day. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit: Sincere Advisor Small Cap Fund
(your name or the title on the account)
(your account #)

Before sending your wire, please contact the Transfer Agent at 1-877-2 SINCERE (1-877-274-6237) to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a Financial Intermediary
Please note that the Fund charges a 2.00% redemption fee on the redemption of Fund shares held for less than 90 days.

If you purchased your shares through a Financial Intermediary, your redemption order must be placed through the same sales agent. The sales agent must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern time) for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. (Eastern time) will receive the next business day’s NAV. Please keep in mind that your sales agent may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to the Transfer Agent at the address below. Your request should be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

Regular Mail Sincere Advisor Small Cap Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Sincere Advisor Small Cap Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

A signature guarantee must be included if any of the following situations apply:
•	You wish to redeem more than $100,000 worth of shares;

•	The redemption is being mailed to a different address from the one on your account (record address);

•	The redemption is being made payable to someone other than the account owner;

•	When changing ownership on your account;

•	When adding telephone redemption to an existing account;

•	When adding or changing any automated bank instructions;

•	The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner; or

•	A change of address request has been received by the Transfer Agent within the last 15 days.

The Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

By telephone
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem shares in amounts not to exceed $100,000, by instructing the Fund by phone at 1-877-2 SINCERE (1-877-274-6237). Unless noted on the initial application, a signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

To redeem shares by telephone, call the Fund at 1-877-2 SINCERE (1-877-274-6237) and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network however credit may not be available for two to three days.

Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	That you correctly state the Fund account number;
•	The name in which your account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Payment of Redemption Proceeds

You may redeem the Fund’s shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern time) will usually be sent to the bank you indicate or mailed on the following day to the address of record. In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days). Furthermore, there are certain times when you may be unable to sell the Fund shares or receive proceeds.

Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of a Fund’s shareholders.

Other Redemption Information

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (a redemption-in-kind).

Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Tools to Combat Frequent Transactions

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors and does not accommodate frequent transactions. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences, and funds that invest in securities which are not frequently traded may be targets of market timers.

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Fund has directed its Transfer Agent to take steps to reduce the frequency and effect of these activities. These steps include monitoring trading activity, imposing redemption fees, and using fair value pricing, as determined by the Board, when Sub-Advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (including exchanges) from any shareholder the Fund believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund may deem the sale of all or a substantial portion of a shareholder's purchase of Fund shares to be abusive.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund and financial intermediaries attempt to monitor aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Redemption Fees
The Fund charges a 2.00% redemption fee on the redemption of Fund shares held for less than 90 days. This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Fair Value Pricing
The trading hours for most foreign securities end prior to the close of the NYSE, the time the Fund’s NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board.

The Board has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of Sub-Advisor to the Fund holding such assets does not represent fair value. The Fund may also fair value a security if the Fund or Sub-Advisor believes that the market price is stale.

Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value determinations are made in good faith in accordance with procedures adopted by the Board. The Board has also developed procedures to monitor pricing policies and operations under the fair value procedures.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	Vary or waive any minimum investment requirement;
•	Vary or waive the time required to satisfy the initial minimum investment amount pursuant to a letter of intent;
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
Reject any purchase request for any reason. Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below a Fund’s minimum initial investment requirement due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	Redeem all shares in your account if the initial minimum investment is not met pursuant to a letter of intent;
•	Reject any purchase or redemption request that does not contain all required documentation; and
•	The Fund will charge a 2.00% redemption fee for any Fund shares held for less than 90 days.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your Financial Intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your Financial Intermediary for details.

SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as platforms that sell shares of the Fund or other financial institutions, including affiliates of the Investment Manager, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Investment Manager, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries, such as platforms, which sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Investment Manager may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates.

All distributions will be reinvested in the Fund’s shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income or qualified dividend income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

FINANCIAL HIGHLIGHTS

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a Financial Intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your Financial Intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS IS NOT A PART OF THE PROSPECTUS

Investment Manager
Sincere Investment Management, LLC
26 Rolling Meadow Drive, Suite 200
Holliston, Massachusetts 01746-2633

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

SINCERE ADVISOR SMALL CAP FUND
A Series of Advisors Series Trust
www.sincereadvisorfunds.com

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s Annual and Semi-Annual Reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The Annual Report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

The SAI is available free of charge on the Fund’s website at www.sincereadvisorfunds.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-877-2 SINCERE (1-877-274-6237) or by writing to:

SINCERE ADVISOR SMALL CAP FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.sincereadvisorfunds.com

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)